Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below on a population of 1,174 Home Equity Conversion Mortgage loans (“HECMs”) owned by Finance of America Reverse LLC (“FAR” or “Client”). The due diligence included review of data, documentation, HECM guidelines, and confirmation of FHA Mortgage Insurance.

(2) Sample size of the assets reviewed.

AMC’s review started with a population of 1,207 HECMs (the “Original Securitization Population”); however, during the course of the Review, thirty-three (33) HECMs were dropped from the securitization population at the request of FAR. The final population (the “Securitization Population”) was comprised of 1,174 HECMs.

AMC’s review depending on the procedure, covered (i) 100% of the HECMs in the Securitization Population; or (ii) a sample of a desired population.

(3) Determination of the sample size and computation.

The sample size population covered in the due diligence was approved by Client. Statistical sampling was utilized to identify overall population sizes for a specific review. Sample selections were grossed up by 20% from original statistical sample sizes to preserve levels of statistical significance in the event of drops from the securitization population after due diligence commencement. Once an overall population was identified, the actual HECMs to be reviewed were randomly sampled. HECMs subsequently removed from the Review Population reduced the ultimate number of HECMs reviewed within each procedure tested and may have altered the original statistical significance of a sample because of dropped loans after sampling was completed.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared certain data fields on the securitization tape provided by Client to the data found in the actual file as captured by AMC. The fields included in the data integrity review are detailed below.

Field Description
Borrower 1 Name	Principal Limit (PL)
Borrower 1 DOB	Life Expectancy Set-Aside Amount
Property Street	Interest Rate
Property City	Property Type
Property State	Property Units
Property Zip Code	Funding Date (Actual Funding Date)
Borrower 2 Name	Maximum Claim Amount (“MCA”)
Borrower 2 DOB	FHA Case #
MIP Rate	Debenture Rate
Unpaid Principal Balance

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were sixty-two (62) years or older at the time of the reverse mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, (v) that the calculated residual income was used in the assessment of the Life Expectancy Set-Aside Amount, and (vi) that each loan in the Securitization Population contained evidence of FHA insurance coverage in documentation provided by FAR.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed a sample of 340 HECMs in the Securitization Population to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the requirements described below:

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Credit Application: For the borrower’s credit application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s income and employment history, as applicable.

Credit Report: AMC confirmed the presence of a credit report, that is sufficient under the applicable Financial Assessment Guidelines (the “Guidelines”) for each borrower, and that each borrower’s credit profile either adhered to such Guidelines, or that a Life Expectancy Set-Aside (LESA) was placed on the loan. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, and (ii) gathered other data as required to verify adherence to the underwriting Guidelines in place at the time of loan application.

Employment and Income: AMC determined whether applicable supporting employment and income documentation (as required by the Guidelines) was present in the mortgage loan file, and where possible, determined whether the same was fraudulent, that such income met residual income requirements, or that a LESA was placed on the loan. During this review, AMC verified whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) Bank Statements.

Asset Review: AMC assessed whether the asset documentation required by the Guidelines for asset dissipation or purchase loans was present in the mortgage loan file. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may include: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and/or (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: AMC conducted a review of the insurance present on the mortgage loan and verified that: (i) the hazard insurance met the minimum required amount of coverage in the Guidelines, (ii) the mortgagee clause listed the lender’s name and “its successors and assigns,” (iii) the premium amount on both the hazard and flood insurance matched requirements set forth in the Guidelines, (iv) the flood certification was for the correct borrower, property, lender, mortgage loan number, and was on a “life-of-loan” basis, and (v) the payment history met Guidelines, or that a LESA was placed on the loan.

Life Expectancy Set-Aside: AMC assessed the results of its review in accordance with the Guidelines to determine whether a LESA was required based on variables including credit, income, and property charge payment history. AMC confirmed, if required, a LESA was placed on the loan.

Occupancy Review: AMC confirmed the property occupancy was consistent with the mortgage loan approval and borrowers’ application disclosure, based solely on information contained in the mortgage loan file, including any fraud reports. The assessment included a review of the property insurance policy and other documentation in the file (for example, appraisal, income tax returns, or transcripts) to confirm that there were no indicators that the property was not the borrower’s principal residence.

Guideline Review: AMC confirmed the mortgage loan was originated in accordance with the Guidelines by reviewing conformity of mortgage loan and borrower characteristics to such Guidelines. Core mortgage characteristics examined included but were not be limited to: (i) residual income of the borrower, (ii) the LTV, (iii) minimum age, (iv) property type, (v) LESA requirement, (vi) Financial Assessment Worksheet, (vii) property usage, and (vii) CAIVRS Authorization

HECM Counseling Certificate: AMC reviewed the file to determine if the HECM Counseling Certificate was in the file and executed by the borrower(s).

Valuation Review: AMC reviewed the valuations for the following items: (i) the age of the appraisal, (ii) verification of the property address, (iii) completeness and accuracy of the appraisal form, (iv) verification of the appraiser licensing, (v) the comparable sales analysis including age, distance, and adjustments, and (vi) zoning concerns.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the reverse mortgage loan file information is complete, accurate, and contains consistent documentation. Included in this portion of the review are items such as reviewing for whether the property is located in an area that was listed as a FEMA disaster zone post origination, and if so, whether a post-disaster property inspection was obtained confirming there is no damage to the property.

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Other aspects of AMC’s review included (i) verifying that the address in the origination file matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC, or if it was not directly accessible that another valuation product that was directly accessible to AMC, was ordered in accordance with the Client’s specific valuation waterfall process.

AMC reviewed the 1,174 HECMs in the Securitization Population to verify the presence of FHA insurance coverage existed via direct reporting from HUD’s “HERMIT” system.

.

(6) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

(7) Document Review

AMC reviewed each reverse mortgage loan file and verified if the following documents, if applicable for the review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

Document Name
Appraisal	HUD-1
Bankruptcy Documents	Invoices
Credit Report	Mortgage Insurance Certificate (MIC)
Death Certificate	Name Affidavit
Due & Payable Letters	Non-Borrowing Spouse Documentation
Electronic Funds Transfer (EFT)	Note - Subject Lien
FACTA Disclosure	Note Addendum(s), as applicable
FHA - Conditional Commitment DE Statement of Appraised Value (92800.5B)	Occupancy Certificate
Final Loan Agreement	Payment Plan
Financial Assessment / Financial Analysis Worksheet	Photo ID
Flood Certificate	Power of Attorney (POA)
Flood Certificate - Life of Loan	Reverse Mortgage Counseling Certificate (HUD 92902)
Flood Insurance Policy	Schedule of Closing Costs
FNMA 1009 - Application	Second Mortgage
FNMA 1009 - Application - Initial	Security Instrument
Foreclosure	Security Instrument Rider(s), as applicable
Fraud Report	Social Security Card
Good Faith Estimate (GFE)	Title Preliminary
Hazard Insurance Policy	Total Cost to Borrower Disclosure
Trust Agreement

(8) Other: review and methodology.

Not applicable.

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SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the general requirements of the NRSROs applicable to mortgages but not specific to the HECM asset class contemplated by this report.

There were 1,174 total HECMs in the Securitization Population. AMC evaluated FHA coverage on all 1,174 assets in the Securitization Population. There were no exception noted.

Certain of AMC’s procedures were only conducted on a subset of the Securitization Population. 340 HECMs in the final population were sampled by AMC. After considering the grading implications of the Credit and Property/Valuation sections below, 65.00% of the reverse mortgage loans by number in the pool have a NRSRO grade of “A”, or “B.”

Overall Results Summary

NRSRO Grade	Loan Count	% of Loans
A	191	56.18%
B	30	8.82%
C	118	34.71%
D	1	0.29%
Total	340	100.00%

Credit Results Summary

65.00% of the reverse mortgage loans by number in the securitization have a Credit grade of “B” or higher and 56.18% of the reverse mortgage loans by number have a Credit grade of “A”.

NRSRO Grade	Loan Count	% of Loans
A	191	56.18%
B	30	8.82%
C	118	34.71%
D	1	0.29%
Total	340	100.00%

Valuation Results Summary

All of the reverse mortgage loans in the securitization have a Valuation grade of “B” or better and 99.41% have a valuation grade of “A”.

NRSRO Grade	Loan Count	% of Loans
A	338	99.41%
B	2	0.59%
C	0	0.00%
D	0	0.00%
Total	340	100.00%

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EXCEPTION DETAIL

The lists below detail the exceptions that would have driven an individual “B”, “C”, or “D” grade. A single loan may have contained one or more exceptions within each category.

Exception Type	Exception Level Grade	Exception Category	Total
Credit	D	Loan Package Documentation	1
		Property - Appraisal	1
		Credit	1
		Missing, Incorrect, or Incomplete HUD-1	1
		Total Credit Grade (D) Exceptions:	4
	C	Missing Document	95
		Collateral	62
		Compliance	16
		Loan Package Documentation	15
		Credit	13
		HECM	5
		Borrower and Mortgage Eligibility	2
		Total Credit Grade (C) Exceptions:	208
	B	Compliance	66
		Loan Package Documentation	62
		Credit	18
		Missing Document	18
		TILA	15
		Collateral	12
		Insurance	4
		Property - Appraisal	4
		HECM	4
		System	3
		Missing, Incorrect, or Incomplete HUD-1	1
		Legal / Regulatory / Compliance	1
		Missing, Incorrect, or Incomplete Note	1
		Hazard Insurance	1
		Total Credit Grade (B) Exceptions:	210
Total Credit Exceptions:			422
Property	B	Property - Appraisal	2
		Total Property Grade (B) Exceptions:	2
Total Property Exceptions:			2

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DATA INTEGRITY REVIEW RESULTS SUMMARY (340 Reverse Mortgage Loans)

AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file. Of the discrepancies identified, 15.59% were due to the property type and 2.53% were related to the coborrower name.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Borrower Birth Date	0	340	0.00%	340
Borrower Full Name	0	340	0.00%	340
City	0	340	0.00%	340
Coborrower Birth Date	0	158	0.00%	340
Coborrower Full Name	4	158	2.53%	340
HECM - FHA Case Number	0	340	0.00%	340
Original Interest Rate	0	340	0.00%	340
Property Type	53	340	15.59%	340
State	0	340	0.00%	340
Street	0	340	0.00%	340
Zip	0	340	0.00%	340
Total	57	3,376	18.12%	340

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